FORM 8-A

                             Washington, D.C. 20549

                For registration of certain classes of securities
                     Pursuant to section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                              DOCTORSURF.COM, INC.
             (Exact name of registrant as specified in its charter)

         Florida                                              59-3569844
(State of incorporation                                   (I.R.S. Employer
    or organization)                                      Identification No.)


6925 112TH Circle North, Suite 101, Largo, Florida               33773
(Address of principal executive offices)                       (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                        Name of each exchange on which
     to be so registered                        Each class is to be registered

          None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]


Securities Act registration statement file number to which this form relates:
         (if applicable)                                           333-80475


Securities to be registered pursuant to Section 12(g) of the Act.

                          Common Stock, $.01 par value
                                (Title of class)

Item 1.  Description of Registrant's Securities to be Registered.

         The Registrant hereby incorporates by reference herein the description of the Registrant's Common Stock in the Prospectus contained in the Registrant's Registration Statement on Form SB-2, as filed with the Securities and Exchange Commission on June 11, 1999 under Commission File No. 333-80475 (as amended from time to time, the "Registration Statement"). The form of the Company's Articles of Incorporation, as amended, and By-laws are filed as Exhibit 3.1 and 3.2, respectively, to the Registration Statement.

Item 2.  Exhibits

         The following exhibits are filed as part of this registration statement.

          2(a)   Amendment No. 6 to the Registration Statement (File No.
                 333-80475), as filed with the Securities and Exchange Commis-
                 sion on November 5, 1999 and incorporated by reference herein.
          2(b)   Articles of Incorporation.(1)
          2(c)   Bylaws.(2)
          2(d)   Copy of form of stock certificate for the Registrant's Common
                 Stock.


____________________

(1) Incorporated herein by reference to Exhibit 3.1 of the Registration State-ment No. 333-80475 filed with the Securities and Exchange Commission on June 11, 1999, as amended.

(2) Incorporated herein by reference to Exhibit 3.2 of the Registration State-ment No. 333-80475 filed with the Securities and Exchange Commission on June 11, 1999, as amended.


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


                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  November 12, 1999
                                  DOCTORSURF.COM, INC.


                                  By:  /s/ Rakesh K. Sharma
                                     -------------------------------------------
                                  Name: Rakesh K. Sharma, M.D.
                                  Its: President



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